Exhibit 10.4

                               FIRST AMENDMENT TO
                       LETTER OF CREDIT FACILITY AGREEMENT

     THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT is entered into as of June 15, 2005, by and between OREGON STEEL MILLS, INC., a Delaware corporation ("Applicant"), and U.S. BANK NATIONAL ASSOCIATION ("Issuer").

                                    RECITALS

     Applicant and Issuer are parties to that certain Letter of Credit Facility Agreement dated as of March 29, 2005 (the "L/C Agreement") and desire to amend the L/C Agreement in the manner set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Issuer and Applicant hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the L/C Agreement.

     2.   Amendment of Section 1.1. The definition of "Commitment Amount" in
Section 1.1 is hereby amended to read as follows:

     "Commitment Amount" means $35,000,000.

     3. Effective Date. This First Amendment shall be effective as of June 15, 2005 upon execution by the parties.

     4. Ratification. Except as otherwise provided in this First Amendment, all of the provisions of the L/C Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     5. One Agreement. The L/C Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

     6. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
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     IN WITNESS WHEREOF, this First Amendment to Letter of Credit Facility
Agreement has been duly executed as of the date first written above.

                                        OREGON STEEL MILLS, INC.


                                        By: /s/ Jeff S. Stewart
                                            ------------------------------------
                                        Title: Corporate Controller


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Scott Bell
                                            ------------------------------------
                                        Title: Senior Vice President
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